EXHIBIT 32.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       AND PRINCIPAL FINANCIAL OFFICER
                                 PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Torbay Holdings, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, William Thomas Large, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 16, 2005       /s/ William Thomas Large
                           --------------------------
                              William Thomas Large, President,
                              Chief Executive Officer and Chief
                              Financial Officer